Exhibit 10.34

AMENDMENT 2 TO EXHIBIT A

LIMAGRAIN GENETICS INTERNATIONAL SERVICE AGREEMENT



EXHIBIT A to LIMAGRAIN GENETICS INTERNATIONAL SERVICE AGREEMENT dated July 1, 1994, is executed this 1st day of July 1994, by and between LIMAGRAIN GENETICS INTERNATIONAL S.A. and LG SEEDS, INC.

For the one-year period beginning on July 1, 1996, LG Seeds, Inc. agrees to pay a fee (the "Annual Fee") of $200,000 for services rendered under the Agreement.



LG SEEDS, INC.					LIMAGRAIN GENETICS
							INTERNATIONAL S.A.

/s/ BRUNO CARETTE                         /s/ E. ROUGIER
President and Chief Operating Officer     Chief Executive Officer
July 1, 1996                              July 1, 1996